Fees Summary	Sep. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 566,639,956.84
Previously Paid Amount	86,752.13
Total Fee Amount	86,752.57
Total Offset Amount	0.00
Net Fee	$ 0.44